                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [_]  Confidential,  For  Use  of the
                                                Commission  Only  (as permitted
                                                by  Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                                I.D.SYSTEMS,INC
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
5) Total fee paid:
--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
     --------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
     --------------------------------------------------------------------------
     3) Filing Party:
     --------------------------------------------------------------------------
     4) Date Filed:
     --------------------------------------------------------------------------

                               I.D. SYSTEMS, INC.
                              --------------------






                            NOTICE OF ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT


















THURSDAY, JUNE 5, 2003
AT 10:00 A.M.
AT THE OFFICES OF LOEB & LOEB LLP
345 PARK AVENUE, 18TH FLOOR
NEW YORK, NEW YORK 10154

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601






                                                                   May 6, 2003

Dear Stockholder:

                  On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of I.D. Systems, Inc. (the "Company") to be held on Thursday, June 5, 2003 at 10 a.m. Eastern Daylight Time, at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154.

                  The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the specific matters to be acted upon.

                  In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

                  It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date and promptly return the enclosed proxy in the self-addressed envelope provided.

                  Thank you for your continued interest in I.D. Systems, Inc.


                                          Sincerely,



                                          /s/ Jeffrey M. Jagid
                                          Jeffrey M. Jagid
                                          Chief Executive Officer

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 5, 2003

To the Stockholders of I.D. Systems, Inc.:

                  Notice is hereby given that the Annual Meeting of Stockholders of I.D. Systems, Inc. (the "Company") will be held at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154, on Thursday, June 5, 2003 at 10:00 a.m. Eastern Daylight Time for the following purposes:

                  1. To elect six (6) Directors, the names of whom are set forth on the accompanying proxy statement, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

                  2. To ratify the appointment of Eisner LLP as independent auditors of the Company for 2003; and

                  3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

                  Only stockholders of record at the close of business on April 24, 2003 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                  WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OR NOT, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

By order of the Board of Directors



/s/ Martin G. Rosansky
Martin G. Rosansky
Secretary

Dated:  May 6, 2003

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601





                                                                   May 6, 2003

                                 PROXY STATEMENT

                               GENERAL INFORMATION

                  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of I.D. Systems, Inc., a Delaware corporation (the "Company"), to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154, on Thursday, June 5, 2003 at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof.

                  The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies otherwise than by mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Board of Directors has set April 24, 2003 as the record date (the "Record Date") to determine those holders of record of common stock, par value $.01 ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. On or about May 6, 2003, the Company's 2002 Annual Report, including financial statements, this Proxy Statement and the proxy card (the "Proxy Card" or "Proxy") are being mailed to stockholders of record as of the close of business on the Record Date.

                  A stockholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to such proxy are voted by notifying the Secretary of the Company in writing. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such instructions. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR PROPOSALS NO. 1 AND NO. 2.

OUTSTANDING VOTING SECURITIES

                  Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 6,820,515 shares of Common Stock outstanding.

                  If a quorum is present, in person or by proxy, all elections for Directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy cards, the shares will be considered votes for the nominees. In accordance with Delaware law, stockholders entitled to vote for the election of Directors can withhold authority to vote for all nominees for Directors or can withhold authority to vote for certain nominees for Directors.

                  Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the Company's proposal to ratify the appointment of the independent auditors will not have any effect for or against such proposal.

                  Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the appointment of the independent auditors. Under applicable Delaware law, "broker non-votes" (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) on any non-routine proposal would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

HOW YOU CAN VOTE

                  You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

                  Stockholders' proposals intended to be presented at the 2003 Annual Meeting of Stockholders (to be held in 2004) must be received by the Company no later than January 6, 2004 for inclusion in the Company's proxy statement and form of proxy for that meeting.

                  EXECUTION OF THE ACCOMPANYING PROXY CARD WILL NOT AFFECT A STOCKHOLDER'S RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. ANY STOCKHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE THE PROXY IS VOTED OR BY ATTENDANCE AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

                                 PROPOSAL NO. 1.

                            ELECTION OF SIX DIRECTORS

                  Six (6) directors will be elected at the Annual Meeting to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The six (6) nominees for election as directors to serve until the next Annual Meeting are Jeffrey M. Jagid, Kenneth S. Ehrman, Beatrice Yormark, Martin G. Rosansky, Lawrence Burstein and Michael Monaco.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

         Set forth below are the names of the directors, executive officers and key employees of the Company as of April 30, 2003.

                 Name                        Age                                   Title
--------------------------------------     ----------  ------------------------------------------------
Jeffrey M. Jagid                              34       Chairman, Chief Executive Officer
Kenneth S. Ehrman                             33       President, Chief Operating Officer and Director
Ned Mavrommatis                               32       Chief Financial Officer and Treasurer
Frederick F. (Rick) Muntz                     50       Executive Vice President of Sales and Marketing
Michael L. Ehrman                             30       Executive Vice President of Engineering
Beatrice Yormark (1)                          58       Independent Director
Martin G. Rosansky (1)(2)                     64       Independent Director
Lawrence Burstein(1)(2)                       60       Independent Director
Michael Monaco (2)                            46       Independent Director
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

         Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Kenneth S. Ehrman and Mr. Michael L. Ehrman.

         The biographies of each of the six (6) director nominees of the Company and the executive officers and key employees of the Company are set forth below.

                  JEFFREY M. JAGID, 34, has been Chairman of the Board since June 2001 and Chief Executive Officer of the Company since June 2000. Prior thereto, he served as the Company's Chief Operating Officer. Since he joined the Company in 1995, Mr. Jagid has served as a Director of the Company as well as its General Counsel. Mr. Jagid received a Bachelor of Business Administration from Emory University in 1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. Prior to joining the Company, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP, in New York City. He is a member of the Bar of the States of

New York and New Jersey. Mr. Jagid is also a director of Coining Technologies, Inc.

                  KENNETH S. EHRMAN, 33, is a founder of the Company and has been its Chief Operating Officer since June 2000. Mr. Ehrman has been President and a Director of the Company since inception in 1993. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until the inception of the Company, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, the Company's Executive Vice President of Engineering.

                  NED MAVROMMATIS, 32, has served as the Chief Financial Officer since joining the Company in August 1999 and as Treasurer since June 2001. Prior to joining the Company, he was a Senior Manager at the accounting firm of Richard A. Eisner & Company L.L.P. Mr. Mavrommatis received a Master of Business Administration in finance from New York University's Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

                  FREDERICK F. (RICK) MUNTZ, 50, has served as the Executive Vice President of Sales and Marketing since he joined the Company in January 2003. Prior to joining the Company, he was Vice President of the Americas for InVision Technologies. Mr. Muntz managed the introduction of Explosives Detection Systems (EDS) in Canada, South America and the United States Federal Aviation Administration and the newly formed Transportation Security Administration. Mr. Muntz has a successful 25 year track record of introducing and growing new technology products in a wide variety of markets. In medical markets, Mr. Muntz was responsible for the commercialization of Magnetic Resonance Imaging with Technicare, a subsidiary of Johnson & Johnson. Mr. Muntz received a Bachelor of Arts degree in Government and Law from Lafayette College.

                  MICHAEL L. EHRMAN, 30, has served as the Company's Executive Vice President of Engineering since August 1999. Prior to that, he served as its Executive Vice President of Software Development since he joined the Company in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering - Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a Consultant for Andersen Consulting in New York. Mr. Ehrman is Kenneth S. Ehrman's brother.


                  BEATRICE YORMARK, 58, has served as a director of the Company since June 2001. Ms. Yormark is the President and Chief Operating Officer of Echelon Corporation, a leader in networking every day devices. Ms. Yormark has been with Echelon since 1990. Prior to becoming the President and Chief Operating Officer in September 2001, she held the position of Vice President of Worldwide Marketing and Sales. Before joining Echelon, she was the Chief Operating Officer of Connect, Inc., an on-line information services company. Before joining Connect, Ms. Yormark held a variety of positions, including executive director of systems engineering for Telaction Corporation, director in the role of partner at Coopers & Lybrand, vice president of sales at INTERACTIVE Systems Corporation, and various staff positions at the Rand Corporation. Ms.

Yormark spent one-year teaching computer science at Purdue University, following the completion of her MS degree in computer science. In addition to her graduate degree, Ms. Yormark has a BS degree in mathematics from City College of New York.

                  MARTIN G. ROSANSKY, 64, is a founder of the Company and has served as its Secretary and as a Director since its inception in 1993. Mr. Rosansky is the president of Coining Technologies, Inc., a manufacturer of precision metal components, which he founded in 1991. In March 1991, Mr. Rosansky co-founded and served as the Vice Chairman of Ultralife Batteries, Inc. Prior to Mr. Rosansky's involvement in Ultralife, he co-founded Power Conversion, Inc. and was its Chairman of the Board, Secretary and Treasurer from 1970 to January 1989. Mr. Rosansky earned a Bachelor of Science in Mechanical Engineering from Polytechnic Institute of Brooklyn in 1960.

                  LAWRENCE BURSTEIN, 60, has served as a Director of the Company since June 1999. Since March 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January 1982 to March 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is also a director of THQ, Inc., CAS Medical Systems, Inc., Traffix, Inc. and Gender Sciences, Inc. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and a Bachelor of Law from Columbia Law School.

                  MICHAEL MONACO, 55, has served as a Director of the Company since June 2001. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a boutique investment bank focusing on restructurings, reorganizations and middle market mergers and acquisitions. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco is a Director of Washington Group International, Inc. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

                  THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE FOR THE SLATE OF DIRECTOR NOMINEES. THE VOTE OF A PLURALITY OF SHARES, PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE, IS REQUIRED TO ELECT EACH OF THE DIRECTORS.

                          BOARD AND COMMITTEE MEETINGS

                  The Board of Directors is responsible for the management and direction of the Company and for establishing broad corporate policies. Members of the Board of Directors are kept informed of the Company's business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board of Directors and committee meetings. Each Director has access to all books, records and reports of the Company, and members of management are available at all times to answer their questions. The Board of Directors held four meetings during 2002 and acted by written consent on two other occasions. No Director attended fewer than 75% of the board meetings. The Board of Directors has a standing Compensation Committee and standing Audit Committee but does not have a standing Nominating Committee.

                  Compensation Committee

                  The Compensation Committee sets policies that govern executives' annual compensation and long-term incentives, reviews management performance, development and compensation, determines option grants and administers the Company's incentive plans. The Compensation Committee, composed of Messrs. Burstein, Rosansky and Ms. Yormark, held five meetings during 2002. The Compensation Committee meetings were attended by all of the members.

                  In January 2003, the Compensation Committee approved and implemented an Executive Compensation Plan for 2003. The plan includes the implementation of a performance bonus. The performance bonus gives each executive the opportunity to earn 100% of his salary as a bonus based on (i) the Company's financial performance, (ii) the individual's executive performance and
(iii) the individual's leadership competencies, all to be determined by the Compensation Committee.

                  Audit Committee Report

                  The Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference therein.

                  The Audit Committee consists of three members, all of whom are "independent" under the Nasdaq listing standards as currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

                  The Board of Directors has adopted a written charter for the audit committee. The charter has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee. The charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the Company's independent auditors and management.

                  In accordance with its written charter, the Audit Committee assists the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting,
(2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's internal and external auditors and (4) provide an avenue of communication among the independent auditors, management and the Board of Directors. The Audit Committee, composed of Messrs. Burstein, Rosansky and Monaco, all independent directors, held three meetings during 2002. The Audit Committee meetings were attended by all of the members.

                  The Audit Committee has reviewed the audited financial statements of the Company for the year ended December 31, 2002 with management and Eisner LLP, the Company's independent auditors.

                  The Audit Committee has discussed and reviewed with Eisner LLP all the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). It has also received the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Eisner LLP their independence.

                  Based on this review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.




                  THE AUDIT COMMITTEE

                  Lawrence Burstein
                  Martin G. Rosansky
                  Michael Monaco

                  April 30, 2003

                               OWNERSHIP OF SHARES

                  The following table sets forth information with respect to the beneficial ownership of shares of common stock as of March 31, 2003:

o each person or entity who is known by the Company to beneficially owns five percent or more of the common stock;

o        each director and executive officer of the Company; and

o        all directors and executive officers of the Company as a group.



NAME OF BENEFICIAL OWNER(1)                                       NUMBER OF SHARES               PERCENTAGE(2)
----------------------------------------------------------- ----------------------------- ----------------------------

Jeffrey M. Jagid                                                      555,250(3)                      7.79%

Kenneth S. Ehrman                                                     672,963(4)                      9.61%

Michael L. Ehrman                                                     398,525(5)                      5.59%

Ned Mavrommatis                                                        58,500(6)                          *

Frederick F. (Rick) Muntz                                              51,300(7)                          *

Michael Monaco                                                         21,279(8)                          *

Martin Rosansky                                                       624,330(9)                      9.01%

Lawrence Burstein                                                      46,979(10)                         *

Beatrice Yormark                                                       13,438(11)                         *

N. Bert Loosmore                                                      537,947(12)                      7.9%

CQ Capital, LLC and E. Turner Baur                                    570,900(13)                      8.4%

Trellus Management Company, LLC                                       433,200(14)                     6.37%

All Directors and Executive Officers as a group (8                  2,442,564(15)                    30.98%
persons)

--------------------

*  Less than one percent

(1) Unless otherwise indicated, the address for each named individual or group is c/o I.D. Systems, Inc., One University Plaza, 6th Floor Hackensack, NJ 07601.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(3) Includes 318,000 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Jagid, pursuant to the Company's 1995 Employee Stock Option Plan and 1999 Stock Option Plan.

(4) Includes 189,000 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Ehrman pursuant to the Company's 1995 Employee Stock Option Plan and 1999 Stock Option Plan.

(5) Includes 317,000 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Ehrman pursuant to the Company's 1995 Employee Stock Option Plan and 1999 Stock Option Plan.

(6) Includes 56,000 shares of common stock issuable upon exercise of Currently Exercisable Options to Mr. Mavrommatis pursuant to the Company's 1999 Stock Option Plan.

(7) Includes 16,000 shares held in a trust for Mr. Muntz's nieces and nephews of which Mr. Muntz is the trustee. Also includes 10,300 shares held in custodial accounts for his children and 3,000 shares owned of record by his wife. Mr. Muntz currently exercises all voting and dispositive power with regard to such shares.

(8) Includes 21,279 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Monaco pursuant to the Company's 1999 Stock Option Plan and 1999 Director Option Plan.

(9) Includes 116,292 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Rosansky pursuant to the Company's 1995 Employee Stock Option Plan and its 1999 Director Option Plan.

(10) Includes 43,479 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Mr. Burstein pursuant to the Company's 1999 Director Option Plan.

(11) Includes 13,438 shares of common stock issuable upon exercise of Currently Exercisable Options granted to Ms. Yormark pursuant to the Company's 1999 Director Option Plan.

(12) The foregoing information is derived from a Schedule 13G/A filed by Mr. Loosmore on February 14, 2003.

(13) Includes (i) 502,000 shares held by CQ Capital, L.L.C. and beneficially owned by E. Turner Baur and (ii) 68,900 shares beneficially owned by E. Turner Baur. The address of the business office of each of the reporting persons is 65 Locust Avenue, Second Floor, New Canaan, Connecticut 06840. The foregoing information is derived from a Schedule 13G/A filed on behalf of CQ Capital L.L.C. and E. Turner Baur on February 12, 2003.

(14) The address of the business office of the reporting person is 350 Madison Avenue, Ninth Floor, New York, New York 10017. The foregoing information is derived from a Schedule 13G filed on behalf of Trellus Management Company, L.L.C. on September 12, 2002.

(15) Includes 1,074,488 shares of common stock issuable upon exercise of Currently Exercisable Options granted to such individuals pursuant to the Company's 1995 Employee Stock Option Plan, 1999 Stock Option Plan and 1999 Directors Option Plan.

                             EXECUTIVE COMPENSATION

                  The following table sets forth the compensation paid or accrued, for the fiscal years ended December 31, 2002, 2001 and 2000, for the Company's Chief Executive Officer and four most highly compensated executive officers other than its Chief Executive Officer, whose salary and bonus were in excess of $100,000 (the "Named Officers") who were employed by the Company on December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term
                                                                      Annual Compensation              Compensation
                                                                   ---------------------------    ----------------------
                    Name and                                                                      Securities Underlying
               Principal Position                    Year          Salary            Bonus           Options/SARs (#)
--------------------------------------------    --------------  -------------   --------------    ----------------------
Jeffrey M. Jagid                                     2002         $187,500            $59,000                 ---
Chief Executive Officer                              2001         $120,000                ---              65,000
and General Counsel                                  2000         $119,500                ---              75,000

Kenneth S. Ehrman                                    2002         $175,000            $55,067                 ---
President and Chief Operating Officer                2001         $120,000                ---              45,000
                                                     2000         $119,500                ---              37,500

Ned Mavrommatis                                      2002         $150,000            $47,200                 ---
Chief Financial Officer and Treasurer                2001         $100,000                ---              55,000
                                                     2000         $100,000                ---              70,000

Michael L. Ehrman                                    2002         $150,000            $47,200                 ---
Executive Vice President                             2001         $108,000                ---              60,000
                                                     2000         $107,500                ---              75,000

Gary Marks (1)                                       2002         $175,000                ---                 ---
Executive Vice President


---------------

(1) Mr. Marks' employment ceased on January 3, 2003.


OPTION GRANTS IN 2002

                  During the year ended December 31, 2002, no options to purchase shares of the Company's common stock were granted to any Named Officer.

OPTION EXERCISES

                  None

DIRECTORS' COMPENSATION

                  The Company reimburses its Directors for reasonable travel expenses incurred in connection with their activities on behalf of the Company but does not pay its directors any fees for board participation.

                  Non-employee directors are entitled to participate in the Company's 1999 Director Option Plan. A total of 300,000 shares of Common Stock have been reserved for issuance under such plan. The plan provides for the automatic grant of 15,000 shares to each non-employee director at the time he or she is first elected to the Board of Directors and an automatic grant of an option to purchase 5,000 shares on the first day of each fiscal quarter, if on such date he or she has served on the board for at least six months. Each option grant under the plan has a term of 10 years and vests on a cumulative monthly basis over a four-year period. The exercise price of all options equals the fair market value of the Common Stock on the date of grant.

                  Employee directors are entitled to participate in the Company's 1999 Stock Option Plan. A total of 1,812,500 shares have been reserved for issuance under the plan. The plan provides for grants of incentive stock options and non-qualified stock options. Options can be granted under the plan on terms and at prices as determined by the Board of Directors, or a committee of the Board of Directors, except that the exercise price of incentive options will not be less than the fair market value of common stock on the date of grant. In the case of an incentive stock option granted to a stockholder who owns more than 10% of the total combined voting power of all classes of the Company's stock, the per share exercise proceeds will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value, determined on the date of grant, of the shares covered by incentive stock options granted under the plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  None.

INDEMNIFICATION FOR CERTAIN LIABILITIES

                  The By-Laws of the Company provide that the Company may indemnify its directors and officers to the fullest extent permitted by the laws of the Delaware General Corporation Law against all expenses, liability and loss (including attorneys' fees, judgment, fines and amounts paid in settlement) incurred by them in any action, suit or proceeding arising out of certain of their actions or omissions in their capacities as directors or officers. Article Seven of the Company's Restated Certificate of Incorporation provides that, with certain exceptions, no director of the Company may be liable to the Company for monetary damages as a result of a breach of his fiduciary duties as a director. The Company has acquired directors' and officers' liability insurance for its directors and officers.

                  The Delaware Supreme Court has held the directors' duty of care to a corporation and its stockholders requires the exercise of an informed business judgment. Having become informed of all material information reasonably available to them, directors must act with requisite care in the discharge of their duties. The Delaware General Corporation Law permits a corporation through its certificate of incorporation to exonerate its directors from personal liability to the corporation or its stockholders for monetary damages for a breach of their fiduciary duty of care as a director, with certain exceptions. The exceptions include a breach of the director's duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, improper declaration of dividends and transactions from which the director derived an improper personal benefit. As noted above, the Company's Restated Certificate of Incorporation exonerates its directors, acting in such capacity, from monetary liability to the extent permitted by this statutory provision. This limitation of liability provision does not eliminate a stockholder's right to seek non-monetary, equitable remedies such as an injunction or rescission in order to redress an action taken by directors. However, as a practical matter, equitable remedies may not be available in all situations, and there may be instances in which no effective remedy is available.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to the Company, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to the fiscal year ended December 31, 2001.

                                 PROPOSAL NO. 2.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                  Subject to ratification by the stockholders, the Board of Directors has reappointed Eisner LLP as independent auditors to audit the financial statements of the Company for the current fiscal year.

                  Representatives of the firm of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

                  AUDIT FEES

                  Fees of $37,000 were billed by Eisner LLP for audit services provided to the Company for 2002.

                  AUDIT RELATED FEES

                  None

                  TAX FEES

                  Fees of $3,750 were billed in 2002 by Sessler Machlin LLP in connection with the preparation and filing of the Company's 2001 tax returns.

                  ALL OTHER FEES

                  Fees of $27,000 were billed by Eisner LLP for all other services provided to the Company for 2002. These services were for procedures in connection with Securities and Exchange Commission filings, including the Annual Report on Form 10-KSB, quarterly reports on Form 10-QSB, a Registration Statement on Form S-3, attendance of audit committee meetings and consents. The Audit Committee has determined that the provision of such services is compatible with maintaining the independence of Eisner LLP.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

OTHER MATTERS

                  As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By order of the Board of Directors,



/s/ Martin G. Rosansky
Martin G. Rosansky
Secretary

Dated:  May 6, 2003

                               I.D. SYSTEMS, INC.
                              ONE UNIVERSITY PLAZA
                          HACKENSACK, NEW JERSEY 07601

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2003

         The undersigned hereby appoints Michael L. Ehrman and Ned Mavrommatis as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of the Company's counsel, Loeb & Loeb LLP, located at 345 Park Avenue, 18th Floor, New York, New York 10154, on Thursday, June 5, 2003 at 10:00 a.m., local time, and at any adjournments thereof, and to vote the shares of Common Stock of I.D. Systems, Inc. the undersigned would be entitled to vote if personally present, as indicated below.

         1.       Election of Directors

                  FOR all nominees listed below |_|           WITHHOLDING AUTHORITY  |_|
                  (except as marked to the           to vote for all nominees listed below
                  contrary below)


         Jeffrey M. Jagid, Kenneth S. Ehrman, Beatrice Yormark, Martin G.
         Rosansky, Lawrence Burstein and Michael Monaco

         (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

------------------------------------------------------------------------------


         2. Approval of the appointment of Eisner LLP as independent auditors.

                  FOR |_|                   AGAINST |_|                    ABSTAIN |_|


         THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED; HOWEVER, IF NO DIRECTION IS GIVEN, THE SHARES OF COMMON STOCK WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR THE APPROVAL OF THE APPOINTMENT OF EISNER LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

                                    DATED:______________________, 2003

                                    ----------------------------------

                                    Signature

                                    ----------------------------------

                                    Signature if held jointly

                                    (Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)